UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01835

Pioneer Series Trust XI

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  December 31, 2022

Date of reporting period: January 1, 2022 through June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Core

Equity Fund

Semiannual Report | June 30, 2022

A: PIOTX	C: PCOTX	K: PCEKX	R: CERPX	Y: PVFYX

visit us: www.amundi.com/us

Pioneer Core Equity Fund | Semiannual Report | 6/30/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly outside the US.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment. Volatility in the fixed-income markets has remained high and we have seen negative returns for most asset classes. Meanwhile, equity markets, both domestic and global, have experienced significant underperformance over the first several months of the year. Concerns over global supply chain issues, rising inflation, the enactment of less-accommodative monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

In our view, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

At the outset of the pandemic, we temporarily closed our offices and instituted a work-from-home policy, but have since re-opened our US locations. However, we have been maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
August 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Core Equity Fund | Semiannual Report | 6/30/22 3

Portfolio Management Discussion | 6/30/22

In the following interview, Craig D. Sterling discusses the market environment and the factors that influenced the performance of Pioneer Core Equity Fund during the six-month period ended June 30, 2022. Mr. Sterling, Managing Director, Director of Core Equity and Head of Equity Research, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund’s investment portfolio, along with Ashesh “Ace” Savla, Team Leader of US Equity Quantitative Research, a vice president, and a portfolio manager at Amundi US.

Q	How did the Fund perform during the six-month period ended June 30, 2022?
A	Pioneer Core Equity Fund’s Class A shares returned -20.10% at net asset value during the six-month period ended June 30, 2022, while the Fund’s benchmark, the Standard & Poor’s 500 Index (the S&P 500), returned -19.96%. During the same six-month period, the average return of the 1,393 mutual funds in Morningstar’s Large Blend Funds Category was -19.30%.
Q	How would you describe the investment environment in the six-month period?
A	The US equity market suffered a large decline in the first half of the calendar year, reversing much of the gain it had generated during 2021. Inflationary pressures, which had been evident since early last year, intensified following Russia’s invasion of Ukraine in February of 2022. The US Federal Reserve (Fed) responded to increasing inflation by ending its pandemic-era quantitative easing (bond purchase) program and beginning to raise interest rates aggressively. The Fed raised its benchmark federal funds rate target range by 25 basis points (bps) in March, and then by 50 bps and 75 bps in May and June, respectively. (A basis point is equal to 1/100th of a percentage point.) Taken together, those events fueled concerns among investors that both economic growth and corporate profits could slow significantly in the second half of 2022.

Growth stocks, in general, lagged the broader market during the six-month period. Rising rates have tended to reduce the value of future corporate earnings when discounted back to today’s dollars, which is particularly challenging for stocks of growth-oriented companies, whose

4 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

cash-flow streams are weighted further in the future. While the losses in the equity market were broad-based during the period, the most notable downturn occurred among many of the large-cap US technology stocks that had led market performance since the COVID-19-induced lows of early 2020. Value stocks, while losing ground in absolute terms, strongly outpaced growth stocks during the six-month period.

Q	What were the most important factors that drove the Fund’s benchmark-relative performance during the six-month period ended June 30, 2022?
A	Security selection played the largest role in the Fund’s modest performance shortfall versus the S&P 500 during the six-month period. Much of the underperformance came from the industrials sector, where two stocks held in the portfolio stood out as key detractors from relative returns. One was toolmaker Stanley Black & Decker, which struggled during the period as mortgage rates climbed and the market became more cautious regarding companies with sensitivity to residential construction and home-improvement trends. Higher commodity costs and supply chain uncertainties stemming from China’s COVID-19-driven shutdowns of manufacturing and ports also weighed on the market’s sentiment towards the stock. Another detractor from the Fund’s benchmark-relative results in the sector was Spirit AeroSystems, a key supplier to Boeing and Airbus, which underperformed for the period due to ongoing production delays for Boeing’s 787 Max aircraft.

Stock selection in health care also detracted from the Fund’s benchmark-relative returns, as the portfolio’s underweight to large-cap pharmaceutical stocks, which outperformed during the period, hurt results, as did a position in biotechnology company Gilead Sciences. Weaker-than-expected revenues from certain key drugs, as well as disappointing clinical trial data, contributed to Gilead’s struggles over the six-month period. Finally, the Fund’s underweight positions versus the S&P 500 in some of the energy sector’s mega-cap companies, which performed very well over the period, detracted from relative returns.

On the positive side, while the Fund’s underweight positions in mega-cap energy stocks detracted from relative performance during the period, the portfolio was overweight versus the S&P 500 to the sector overall, which was additive. Within energy, one key contributor to positive relative returns was the Fund’s position in oilfield services firm Schlumberger, which bucked the broader market downtrend to deliver a solid gain for

Pioneer Core Equity Fund | Semiannual Report | 6/30/22 5

the six-month period. Stock selection in the financials sector added the most value to the Fund’s benchmark-relative results for the six-month period. Early in the period, the portfolio’s overweight to banking stocks, including Bank of America, aided relative returns. We had established an overweight to the industry because we felt the valuations of bank stocks were not reflective of the companies’ stable business models. Also within financials, the Fund experienced positive relative results from its exposure to certain insurers, and to exchange-operator CME Group. CME’s performance received a boost from strong trading volumes during the six-month period. Meanwhile, the Fund’s insurance holdings benefited from improving industry trends.

Other positive contributors to the Fund’s benchmark-relative performance during the period included the portfolio’s exposures to certain stocks that held up well in the difficult overall market environment, due to their defensive nature and below-average sensitivity to economic and interest-rate trends. In addition, the portfolio’s benchmark-relative underweight positions, or zero weightings, in mega-cap technology-related companies contributed positively to the Fund’s relative returns. With regard to the latter group, that aspect of the portfolio’s positioning was a headwind for the Fund’s performance during parts of 2020 and 2021, but our decision to stay true to our valuation discipline eventually paid off, given the relatively weak showing of those stocks over the past six months.

Q	Did the Fund have any exposure to derivative during the six-month period ended June 30, 2022?
A	No. The Fund did not own any derivatives during the period.
Q	How would you characterize the Fund’s positioning and your broader view on the markets heading into the second half of the fiscal year?
A	Economic growth has begun to decelerate, reflecting the Fed’s focus on reducing inflation through higher interest rates. Achieving a “soft landing” for the economy – where inflation declines without causing a significant slowdown in growth – will be a difficult task, in our view. We think the current situation could translate into an elevated risk of a recession in late 2022 or 2023. Corporate earnings could struggle as a result, and so we believe it is possible that earnings estimates for 2023

6 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

are still too high. We believe these circumstances remain a headwind for growth stocks, even after their sharp correction in the first half of the Fund’s fiscal year.

We have maintained a patient approach in managing the portfolio, while seeking to capitalize on compelling opportunities as they present themselves. Our investment process for the Fund focuses on deploying capital in areas of the market where we believe we have identified the most attractive, quality value companies. We have continued to rely on the combination of our experienced analyst team and a proprietary corporate performance and valuation framework grounded in business-model economics, or economic value added (“EVA”). During periods of slowing earnings growth and rising input costs, investors have usually displayed a preference for higher-quality companies that could have the ability to maintain stable profit margins. We believe our emphasis on quality and attractive valuations may help us identify stocks of such companies for inclusion in the portfolio.

From a positioning perspective, we moved the Fund towards a more defensive posture in the first calendar quarter of 2022, while retaining some cyclical economic exposure. We have maintained that stance in the portfolio through the end of June. At the same time, we have continued to focus on value, in anticipation of an economic backdrop characterized by a recovering economy as well as persistent inflation.

Please refer to the Schedule of Investments on pages 18–22 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Pioneer Core Equity Fund | Semiannual Report | 6/30/22 7

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

Portfolio Summary | 6/30/22

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	Pfizer, Inc.	4.54%
2.	Amazon.com, Inc.	4.49
3.	American Electric Power Co., Inc.	3.45
4.	Wells Fargo & Co.	3.42
5.	Coca-Cola Co.	3.40
6.	Microsoft Corp.	3.37
7.	Visa, Inc., Class A	3.34
8.	Danaher Corp.	3.24
9.	International Business Machines Corp.	3.21
10.	Progressive Corp.	2.56

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Core Equity Fund | Semiannual Report | 6/30/22 9

Prices and Distributions | 6/30/22

Net Asset Value per Share

Class	6/30/22	12/31/21
A	$18.69	$23.39
C	$15.15	$19.01
K	$18.72	$23.39
R	$18.44	$23.11
Y	$19.07	$23.84

Distributions per Share: 1/1/22–6/30/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$ —	$ —	$ —
C	$ —	$ —	$ —
K	$ —	$ —	$ —
R	$ —	$ —	$ —
Y	$ —	$ —	$ —

Index Definition

The Standard & Poor’s 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 11–15.

10 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

Performance Update | 6/30/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Core Equity Fund at public offering price during the periods shown, compared to that of the Standard & Poor’s 500 Index.

Average Annual Total Returns
(As of June 30, 2022)
	Net	Public
	Asset	Offering	S&P
	Value	Price	500
Period	(NAV)	(POP)	Index
10 years	11.40%	10.74%	12.96%
5 years	10.35	9.05	11.31
1 year	-12.61	-17.63	-10.62

Expense Ratio
(Per prospectus dated May 1, 2022)
Gross
0.88%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Core Equity Fund | Semiannual Report | 6/30/22 11

Performance Update | 6/30/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Core Equity Fund for the periods shown, compared to that of the Standard & Poor’s 500 Index.

Average Annual Total Returns
(As of June 30, 2022)
			S&P
	If	If	500
Period	Held	Redeemed	Index
10 years	10.47%	10.47%	12.96%
5 years	9.46	9.46	11.31
1 year	-13.23	-13.93	-10.62

Expense Ratio
(Per prospectus dated May 1, 2022)
Gross
1.81%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

Performance Update | 6/30/22	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Core Equity Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index.

Average Annual Total Returns
(As of June 30, 2022)

	Net
	Asset	S&P
	Value	500
Period	(NAV)	Index
10 years	11.55%	12.96%
5 years	10.65	11.31
1 year	-12.36	-10.62

Expense Ratio
(Per prospectus dated May 1, 2022)
Gross
0.56%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on May 4, 2018, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning May 4, 2018, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Core Equity Fund | Semiannual Report | 6/30/22 13

Performance Update | 6/30/22	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Core Equity Fund for the periods shown, compared to that of the Standard & Poor’s 500 Index.

Average Annual Total Returns
(As of June 30, 2022)
	Net
	Asset	S&P
	Value	500
Period	(NAV)	Index
10 years	11.27%	12.96%
5 years	10.08	11.31
1 year	-12.85	-10.62

Expense Ratio
(Per prospectus dated May 1, 2022)
Gross
1.16%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on June 29, 2018, is the net asset value performance of the Fund’s Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning June 29, 2018, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

Performance Update | 6/30/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Core Equity Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index.

Average Annual Total Returns
(As of June 30, 2022)
	Net
	Asset	S&P
	Value	500
Period	(NAV)	Index
10 years	11.69%	12.96%
5 years	10.60	11.31
1 year	-12.42	-10.62

Expense Ratio
(Per prospectus dated May 1, 2022)
Gross
0.65%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Core Equity Fund | Semiannual Report | 6/30/22 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Core Equity Fund

Based on actual returns from January 1, 2022 through June 30, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 1/1/22
Ending Account Value	$799.10	$796.90	$800.30	$797.90	$799.90
(after expenses)
on 6/30/22
Expenses Paid	$3.79	$6.68	$2.50	$4.90	$2.86
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.85%, 1.50%, 0.56%, 1.10%, and 0.64% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

16 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Core Equity Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2022 through June 30, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 1/1/22
Ending Account Value	$1,020.58	$1,017.36	$1,022.02	$1,019.34	$1,021.62
(after expenses)
on 6/30/22
Expenses Paid	$4.26	$7.50	$2.81	$5.51	$3.21
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.85%, 1.50%, 0.56%, 1.10%, and 0.64% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Pioneer Core Equity Fund | Semiannual Report | 6/30/22 17

Schedule of Investments | 6/30/22

(unaudited)

Shares		Value
UNAFFILIATED ISSUERS — 100.5%
COMMON STOCKS — 98.9% of Net Assets
Aerospace & Defense — 0.7%
426,279	Spirit AeroSystems Holdings, Inc., Class A	$ 12,489,975
	Total Aerospace & Defense	$ 12,489,975
Air Freight & Logistics — 1.3%
97,186	FedEx Corp.	$ 22,033,038
	Total Air Freight & Logistics	$ 22,033,038
Automobiles — 1.0%
525,500(a)	General Motors Co.	$ 16,689,880
	Total Automobiles	$ 16,689,880
Banks — 5.9%
164,122	PNC Financial Services Group, Inc.	$ 25,893,528
93,086	Signature Bank/New York NY	16,681,942
1,466,845	Wells Fargo & Co.	57,456,319
	Total Banks	$ 100,031,789
Beverages — 5.3%
907,112	Coca-Cola Co.	$ 57,066,416
142,894	Constellation Brands, Inc., Class A	33,302,875
	Total Beverages	$ 90,369,291
Biotechnology — 0.6%
69,366(a)	Alnylam Pharmaceuticals, Inc.	$ 10,117,031
	Total Biotechnology	$ 10,117,031
Capital Markets — 2.6%
75,821	Affiliated Managers Group, Inc.	$ 8,840,729
170,386	CME Group, Inc.	34,878,014
	Total Capital Markets	$ 43,718,743
Communications Equipment — 4.1%
937,833	Cisco Systems, Inc.	$ 39,989,199
142,731	Motorola Solutions, Inc.	29,916,418
	Total Communications Equipment	$ 69,905,617
Containers & Packaging — 1.1%
203,780	Crown Holdings, Inc.	$ 18,782,403
	Total Containers & Packaging	$ 18,782,403
Diversified Consumer Services — 0.8%
161,816(a)	Bright Horizons Family Solutions, Inc.	$ 13,676,688
	Total Diversified Consumer Services	$ 13,676,688
Electric Utilities — 3.4%
603,761	American Electric Power Co., Inc.	$ 57,924,830
	Total Electric Utilities	$ 57,924,830

The accompanying notes are an integral part of these financial statements.

18 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

Shares		Value
Electrical Equipment — 1.2%
164,794	Eaton Corp. Plc	$ 20,762,396
	Total Electrical Equipment	$ 20,762,396
Electronic Equipment, Instruments &
Components — 2.2%
120,864	CDW Corp.	$ 19,043,332
589,906	National Instruments Corp.	18,422,764
Total Electronic Equipment, Instruments &
	Components	$ 37,466,096
Energy Equipment & Services — 2.9%
845,963	Baker Hughes Co.	$ 24,422,952
706,526	Schlumberger, Ltd.	25,265,369
	Total Energy Equipment & Services	$ 49,688,321
Entertainment — 0.6%
727,011(a)	Warner Bros Discovery, Inc.	$ 9,756,488
	Total Entertainment	$ 9,756,488
Equity Real Estate Investment Trusts (REITs) — 2.2%
148,639	Crown Castle International Corp.	$ 25,027,835
767,151	Outfront Media, Inc.	13,003,209
	Total Equity Real Estate Investment Trusts (REITs)	$ 38,031,044
Health Care Equipment & Supplies — 1.8%
797,551(a)	Boston Scientific Corp.	$ 29,724,726
	Total Health Care Equipment & Supplies	$ 29,724,726
Health Care Providers & Services — 3.7%
503,469	Cardinal Health, Inc.	$ 26,316,325
140,050	Cigna Corp.	36,905,976
	Total Health Care Providers & Services	$ 63,222,301
Hotels, Restaurants & Leisure — 2.1%
11,907(a)	Booking Holdings, Inc.	$ 20,825,224
442,252(a)	Las Vegas Sands Corp.	14,855,245
	Total Hotels, Restaurants & Leisure	$ 35,680,469
Insurance — 4.3%
147,976	Chubb, Ltd.	$ 29,089,122
370,650	Progressive Corp.	43,095,475
	Total Insurance	$ 72,184,597
Interactive Media & Services — 3.3%
9,212(a)	Alphabet, Inc., Class A	$ 20,075,343
221,294(a)	Meta Platforms, Inc., Class A	35,683,658
	Total Interactive Media & Services	$ 55,759,001

The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund | Semiannual Report | 6/30/22 19

Schedule of Investments | 6/30/22

(unaudited) (continued)

Shares		Value
Internet & Direct Marketing Retail — 4.4%
710,760(a)	Amazon.com, Inc.	$ 75,489,820
	Total Internet & Direct Marketing Retail	$ 75,489,820
IT Services — 8.1%
402,012	Cognizant Technology Solutions Corp., Class A	$ 27,131,790
382,283	International Business Machines Corp.	53,974,536
285,501	Visa, Inc., Class A	56,212,292
	Total IT Services	$ 137,318,618
Life Sciences Tools & Services — 5.1%
215,103	Danaher Corp.	$ 54,532,913
149,697(a)	IQVIA Holdings, Inc.	32,482,752
	Total Life Sciences Tools & Services	$ 87,015,665
Machinery — 2.6%
86,320	Deere & Co.	$ 25,850,251
172,927	Stanley Black & Decker, Inc.	18,133,125
	Total Machinery	$ 43,983,376
Media — 2.1%
885,034	Comcast Corp., Class A	$ 34,728,734
	Total Media	$ 34,728,734
Metals & Mining — 0.9%
337,820	Alcoa Corp.	$ 15,397,836
	Total Metals & Mining	$ 15,397,836
Oil, Gas & Consumable Fuels — 2.2%
476,142	EQT Corp.	$ 16,379,285
97,047	Pioneer Natural Resources Co.	21,649,244
	Total Oil, Gas & Consumable Fuels	$ 38,028,529
Personal Products — 1.8%
120,604	Estee Lauder Cos., Inc., Class A	$ 30,714,221
	Total Personal Products	$ 30,714,221
Pharmaceuticals — 4.5%
1,456,980	Pfizer, Inc.	$ 76,389,461
	Total Pharmaceuticals	$ 76,389,461
Road & Rail — 1.4%
102,765	Norfolk Southern Corp.	$ 23,357,457
	Total Road & Rail	$ 23,357,457
Semiconductors & Semiconductor Equipment — 5.1%
384,657(a)	Advanced Micro Devices, Inc.	$ 29,414,720
733,966	Micron Technology, Inc.	40,573,640
168,151	MKS Instruments, Inc.	17,257,337
	Total Semiconductors & Semiconductor Equipment	$ 87,245,697

The accompanying notes are an integral part of these financial statements.

20 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

Shares		Value
Software — 6.4%
118,415(a)	Autodesk, Inc.	$ 20,362,643
220,293	Microsoft Corp.	56,577,851
187,165(a)	Salesforce, Inc.	30,889,712
	Total Software	$ 107,830,206
Technology Hardware, Storage & Peripherals — 1.9%
2,456,189	Hewlett Packard Enterprise Co.	$ 32,569,066
	Total Technology Hardware, Storage & Peripherals	$ 32,569,066
Textiles, Apparel & Luxury Goods — 0.6%
235,235	VF Corp.	$ 10,390,330
	Total Textiles, Apparel & Luxury Goods	$ 10,390,330
Trading Companies & Distributors — 0.7%
303,355(a)	AerCap Holdings NV	$ 12,419,354
	Total Trading Companies & Distributors	$ 12,419,354
TOTAL COMMON STOCKS
	(Cost $1,694,220,546)	$ 1,680,893,094
SHORT TERM INVESTMENTS — 1.6% of
Net Assets
Open-End Fund — 1.6%
26,863,610(b)	Dreyfus Government Cash Management, Institutional
	Shares, 1.35%	$ 26,863,610
$ 26,863,610
TOTAL SHORT TERM INVESTMENTS
	(Cost $26,863,610)	$ 26,863,610
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 100.5%
	(Cost $1,721,084,156)	$ 1,707,756,704
	OTHER ASSETS AND LIABILITIES — (0.5)%	$ (7,850,584)
	NET ASSETS — 100.0%	$ 1,699,906,120

(a) Non-income producing security.

(b) Rate periodically changes. Rate disclosed is the 7-day yield at June 30, 2022.

Purchases and sales of securities (excluding short-term investments) for the six months ended June 30, 2022, aggregated $681,637,931 and $685,502,957, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2022, the Fund did not engage in any cross trade activity.

The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund | Semiannual Report | 6/30/22 21

Schedule of Investments | 6/30/22

(unaudited) (continued)

At June 30, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $1,721,193,965 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 191,740,091
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(205,177,352)
Net unrealized depreciation	$ (13,437,261)

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1	– unadjusted quoted prices in active markets for identical securities.
Level 2	– other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3	– significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of June 30, 2022, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$ 1,680,893,094	$ —	$ —	$ 1,680,893,094
Open-End Fund	26,863,610	—	—	26,863,610
Total Investments
in Securities	$1,707,756,704	$ —	$ —	$1,707,756,704

During the six months ended June 30, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

Statement of Assets and Liabilities | 6/30/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,721,084,156)	$1,707,756,704
Receivables —
Investment securities sold	3,750,903
Fund shares sold	472,671
Dividends	1,609,805
Interest	15,942
Total assets	$ 1,713,606,025
LIABILITIES:
Overdraft due to custodian	$ 12,991
Payables —
Investment securities purchased	11,884,257
Fund shares repurchased	1,128,641
Trustees' fees	2,202
Due to affiliates	180,126
Accrued expenses	491,688
Total liabilities	$ 13,699,905
NET ASSETS:
Paid-in capital	$ 1,514,895,388
Distributable earnings	185,010,732
Net assets	$ 1,699,906,120
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,631,452,876/87,309,206 shares)	$ 18.69
Class C (based on $6,478,840/427,732 shares)	$ 15.15
Class K (based on $33,003,214/1,762,996 shares)	$ 18.72
Class R (based on $1,020,263/55,316 shares)	$ 18.44
Class Y (based on $27,950,927/1,465,824 shares)	$ 19.07
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $18.69 net asset value per share/100%-5.75%
maximum sales charge)	$ 19.83

The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund | Semiannual Report | 6/30/22 23

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 6/30/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$ 14,955,964
Interest from unaffiliated issuers	45,363
Total Investment Income		$ 15,001,327
EXPENSES:
Management fees	$ 4,944,121
Administrative expenses	292,468
Transfer agent fees
Class A	336,801
Class C	1,666
Class K	17
Class R	128
Class Y	13,485
Distribution fees
Class A	2,377,978
Class C	41,349
Class R	3,208
Shareowner communications expense	107,141
Custodian fees	7,100
Registration fees	42,239
Professional fees	68,433
Printing expense	22,841
Trustees’ fees	53,532
Miscellaneous	62,752
Total expenses		$ 8,375,259
Net investment income		$ 6,626,068
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$155,807,182
Class actions	120,772	$ 155,927,954
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$(596,970,192)
Net realized and unrealized gain (loss) on investments		$(441,042,238)
Net decrease in net assets resulting from operations		$(434,416,170)

The accompanying notes are an integral part of these financial statements.

24 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	6/30/22	Ended
	(unaudited)	12/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 6,626,068	$ 11,204,407
Net realized gain (loss) on investments	155,927,954	386,688,372
Change in net unrealized appreciation (depreciation)
on investments	(596,970,192)	70,472,295
Net increase (decrease) in net assets resulting
from operations	$ (434,416,170)	$ 468,365,074
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($— and $4.77 per share, respectively)	$ —	$ (365,472,250)
Class C ($— and $4.65 per share, respectively)	—	(1,896,996)
Class K ($— and $4.84 per share, respectively)	—	(5,821,420)
Class R ($— and $4.73 per share, respectively)	—	(234,745)
Class Y ($— and $4.82 per share, respectively)	—	(6,129,536)
Total distributions to shareowners	$ —	$ (379,554,947)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 34,829,963	$ 42,625,510
Reinvestment of distributions	—	360,484,709
Cost of shares repurchased	(101,038,544)	(195,473,716)
Net increase (decrease) in net assets resulting from
Fund share transactions	$ (66,208,581)	$ 207,636,503
Net increase (decrease) in net assets	$ (500,624,751)	$ 296,446,630
NET ASSETS:
Beginning of period	$2,200,530,871	$ 1,904,084,241
End of period	$1,699,906,120	$ 2,200,530,871

The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund | Semiannual Report | 6/30/22 25

Statements of Changes in Net Assets

(continued)

	Six Months	Six Months
	Ended	Ended	Year	Year
	6/30/22	6/30/22	Ended	Ended
	Shares	Amount	12/31/21	12/31/21
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	468,495	$ 10,290,297	933,851	$ 23,011,210
Reinvestment of
distributions	—	—	15,444,679	351,354,702
Less shares repurchased	(3,883,097)	(83,476,864)	(6,798,118)	(167,456,098)
Net increase (decrease)	(3,414,602)	$ (73,186,567)	9,580,412	$ 206,909,814
Class C
Shares sold	21,132	$ 378,048	61,573	$ 1,281,841
Reinvestment of
distributions	—	—	103,124	1,895,427
Less shares repurchased	(95,173)	(1,604,791)	(158,228)	(3,374,325)
Net increase (decrease)	(74,041)	$ (1,226,743)	6,469	$ (197,057)
Class K
Shares sold	528,399	$ 11,129,207	308,324	$ 7,232,293
Reinvestment of
distributions	—	—	60,842	1,388,664
Less shares repurchased	(174,327)	(3,791,533)	(653,362)	(16,180,161)
Net increase (decrease)	354,072	$ 7,337,674	(284,196)	$ (7,559,204)
Class R
Shares sold	4,170	$ 89,936	62,916	$ 1,583,139
Reinvestment of
distributions	—	—	10,454	234,745
Less shares repurchased	(11,693)	(235,388)	(35,879)	(901,237)
Net increase (decrease)	(7,523)	$ (145,452)	37,491	$ 916,647
Class Y
Shares sold	561,756	$ 12,942,475	375,158	$ 9,517,027
Reinvestment of
distributions	—	—	241,487	5,611,171
Less shares repurchased	(558,647)	(11,929,968)	(304,494)	(7,561,895)
Net increase	3,109	$ 1,012,507	312,151	$ 7,566,303

The accompanying notes are an integral part of these financial statements.

26 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	6/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class A
Net asset value, beginning of period	$ 23.39	$ 22.55	$ 20.30	$ 15.93	$ 20.58	$ 18.01
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.07	$ 0.13	$ 0.16	$ 0.15	$ 0.17	$ 0.17
Net realized and unrealized gain (loss) on investments	(4.77)	5.48	4.02	4.84	(1.68)	4.26
Net increase (decrease) from investment operations	$ (4.70)	$ 5.61	$ 4.18	$ 4.99	$ (1.51)	$ 4.43
Distributions to shareowners:
Net investment income	$ —	$ (0.12)	$ (0.15)	$ (0.15)	$ (0.14)	$ (0.16)
Net realized gain	—	(4.65)	(1.78)	(0.47)	(3.00)	(1.70)
Total distributions	$ —	$ (4.77)	$ (1.93)	$ (0.62)	$ (3.14)	$ (1.86)
Net increase (decrease) in net asset value	$ (4.70)	$ 0.84	$ 2.25	$ 4.37	$ (4.65)	$ 2.57
Net asset value, end of period	$ 18.69	$ 23.39	$ 22.55	$ 20.30	$ 15.93	$ 20.58
Total return (b)	(20.09)%(c)(f)	25.57%	20.83%	31.41%	(8.70)%(d)	24.77%
Ratio of net expenses to average net assets	0.85%(e)	0.88%	0.90%	0.90%	0.90%	0.89%
Ratio of net investment income (loss) to average net assets	0.66%(e)	0.54%	0.78%	0.80%	0.82%	0.85%
Portfolio turnover rate	35%(c)	64%	76%	93%	114%	81%
Net assets, end of period (in thousands)	$1,631,453	$2,121,706	$1,829,528	$1,647,120	$1,363,460	$1,629,908

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.74)% .
(e)	Annualized.
(f)	If the Fund had not recognized gains in settlement of class action lawsuits during the six months ended June 30, 2022, the total return would have been (20.14)% .

The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund | Semiannual Report | 6/30/22 27

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	6/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class C
Net asset value, beginning of period	$ 19.01	$ 19.15	$ 17.51	$ 13.82	$ 18.26	$ 16.17
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.00†	$ (0.09)(b)	$ (0.00)†	$ 0.00†	$ 0.00†	$ 0.01
Net realized and unrealized gain (loss) on investments	(3.86)	4.60	3.42	4.19	(1.44)	3.80
Net increase (decrease) from investment operations	$ (3.86)	$ 4.51	$ 3.42	$ 4.19	$ (1.44)	$ 3.81
Distributions to shareowners:
Net investment income	$ —	$ —	$ —	$ (0.03)	$ —	$ (0.02)
Net realized gain	—	(4.65)	(1.78)	(0.47)	(3.00)	(1.70)
Total distributions	$ —	$ (4.65)	$ (1.78)	$ (0.50)	$ (3.00)	$ (1.72)
Net increase (decrease) in net asset value	$ (3.86)	$ (0.14)	$ 1.64	$ 3.69	$ (4.44)	$ 2.09
Net asset value, end of period	$ 15.15	$ 19.01	$ 19.15	$ 17.51	$ 13.82	$ 18.26
Total return (c)	(20.31)%(d)	24.39%	19.80%	30.42%(e)	(9.45)%(f)	23.74%
Ratio of net expenses to average net assets	1.50%(g)	1.81%	1.70%	1.69%	1.69%	1.71%
Ratio of net investment income (loss) to average net assets	0.00%†(g)	(0.41)%	0.00%†	0.01%	0.02%	0.04%
Portfolio turnover rate	35%(d)	64%	76%	93%	114%	81%
Net assets, end of period (in thousands)	$ 6,479	$ 9,539	$ 9,484	$11,208	$ 9,416	$13,961

†	Amount rounds to less than $0.01 or 0.01%.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment gain (loss) in the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Not annualized.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2019, the total return would have been 30.35%.
(f)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (9.50)% .
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

	Six Months
	Ended	Year	Year	Year
	6/30/22	Ended	Ended	Ended	5/4/18* to
	(unaudited)	12/31/21	12/31/20	12/31/19	12/31/18
Class K
Net asset value, beginning of period	$ 23.39	$ 22.54	$ 20.28	$ 15.91	$ 20.82
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.10	$ 0.21	$ 0.23	$ 0.21	$ 0.16
Net realized and unrealized gain (loss) on investments	(4.77)	5.48	4.02	4.84	(1.86)
Net increase (decrease) from investment operations	$ (4.67)	$ 5.69	$ 4.25	$ 5.05	$ (1.70)
Distributions to shareowners:
Net investment income	$ —	$ (0.19)	$ (0.21)	$ (0.21)	$ (0.21)
Net realized gain	—	(4.65)	(1.78)	(0.47)	(3.00)
Total distributions	$ —	$ (4.84)	$ (1.99)	$ (0.68)	$ (3.21)
Net increase (decrease) in net asset value	$ (4.67)	$ 0.85	$ 2.26	$ 4.37	$ (4.91)
Net asset value, end of period	$ 18.72	$ 23.39	$ 22.54	$ 20.28	$ 15.91
Total return (b)	(19.97)%(c)	25.93%	21.23%	31.85%	(8.47)%(c)(d)
Ratio of net expenses to average net assets	0.56%(e)	0.56%	0.56%	0.56%	0.57%(e)
Ratio of net investment income (loss) to average net assets	0.99%(e)	0.84%	1.12%	1.15%	1.17%(e)
Portfolio turnover rate	35%(c)	64%	76%	93%	114%(c)
Net assets, end of period (in thousands)	$33,003	$32,961	$38,160	$36,206	$41,733

*	Class K shares commenced operations on May 4, 2018.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period. (c) Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.51)% .
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund | Semiannual Report | 6/30/22 29

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year
	6/30/22	Ended	Ended	Ended	6/29/18* to
	(unaudited)	12/31/21	12/31/20	12/31/19	12/31/18
Class R
Net asset value, beginning of period	$ 23.11	$22.37	$ 20.20	$15.90	$21.08
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.04	$ 0.06	$ 0.08	$ 0.08	$ 0.06
Net realized and unrealized gain (loss) on investments	(4.71)	5.41	4.00	4.82	(2.08)
Net increase (decrease) from investment operations	$ (4.67)	$ 5.47	$ 4.08	$ 4.90	$ (2.02)
Distributions to shareowners:
Net investment income	$ —	$ (0.08)	$ (0.13)	$ (0.13)	$ (0.16)
Net realized gain	—	(4.65)	(1.78)	(0.47)	(3.00)
Total distributions	$ —	$ (4.73)	$ (1.91)	$ (0.60)	$ (3.16)
Net increase (decrease) in net asset value	$ (4.67)	$ 0.74	$ 2.17	$ 4.30	$ (5.18)
Net asset value, end of period	$ 18.44	$23.11	$ 22.37	$20.20	$15.90
Total return (b)	(20.21)%(c)	25.18%	20.45%	30.90%	(8.76)%(c)(d)
Ratio of net expenses to average net assets	1.10%(e)	1.16%	1.24%	1.25%	1.06%(e)
Ratio of net investment income (loss) to average net assets	0.42%(e)	0.23%	0.40%	0.43%	0.62%(e)
Portfolio turnover rate	35%(c)	64%	76%	93%	114%(c)
Net assets, end of period (in thousands)	$ 1,020	$1,452	$ 567	$ 141	$ 45

*	Class R shares commenced operations on June 29, 2018.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period. (c) Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.80)% .
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	6/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class Y
Net asset value, beginning of period	$ 23.84	$ 22.90	$ 20.59	$ 16.14	$ 20.80	$ 18.18
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.09	$ 0.19	$ 0.21	$ 0.20	$ 0.22	$ 0.22
Net realized and unrealized gain (loss) on investments	(4.86)	5.57	4.07	4.92	(1.71)	4.32
Net increase (decrease) from investment operations	$ (4.77)	$ 5.76	$ 4.28	$ 5.12	$ (1.49)	$ 4.54
Distributions to shareowners:
Net investment income	$ —	$ (0.17)	$ (0.19)	$ (0.20)	$ (0.17)	$ (0.22)
Net realized gain	—	(4.65)	(1.78)	(0.47)	(3.00)	(1.70)
Total distributions	$ —	$ (4.82)	$ (1.97)	$ (0.67)	$ (3.17)	$ (1.92)
Net increase (decrease) in net asset value	$ (4.77)	$ 0.94	$ 2.31	$ 4.45	$ (4.66)	$ 2.62
Net asset value, end of period	$ 19.07	$ 23.84	$ 22.90	$ 20.59	$ 16.14	$ 20.80
Total return (b)	(20.01)%(c)	25.84%	21.04%	31.80%(d)	(8.53)%(e)	25.10%
Ratio of net expenses to average net assets	0.64%(f)	0.65%	0.67%	0.66%	0.64%	0.63%
Ratio of net investment income (loss) to average net assets	0.84%(f)	0.76%	1.03%	1.03%	1.05%	1.11%
Portfolio turnover rate	35%(c)	64%	76%	93%	114%	81%
Net assets, end of period (in thousands)	$27,951	$34,872	$26,346	$26,272	$17,603	$58,788

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2019, the total return would have been 31.74%.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.60)% .
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund | Semiannual Report | 6/30/22 31

Notes to Financial Statements | 6/30/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Core Equity Fund (the “Fund”) is a series of Pioneer Series Trust XI (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU

32 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair

Pioneer Core Equity Fund | Semiannual Report | 6/30/22 33

valuation team comprised of certain personnel of the Adviser. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

At June 30, 2022, no securities were valued using fair value methods.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars

34 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$183,469,559
Long-term capital gains	196,085,388
Total	$379,554,947

Pioneer Core Equity Fund | Semiannual Report | 6/30/22 35

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 4,903,652
Undistributed long-term capital gains	30,990,319
Net unrealized appreciation	583,532,931
Total	$619,426,902

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

As of the date of this report, a significant portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it makes capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation that was present in the Fund’s portfolio securities at the time you made your investment but had not been realized at that time, or that are attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid buying shares when the Fund is about to declare a dividend or capital gain distribution. You should consult your tax adviser before buying shares no matter when you are investing.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $17,448 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2022.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are

36 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's assets can decline as can the value of the Fund's distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Pioneer Core Equity Fund | Semiannual Report | 6/30/22 37

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, less liquid trading markets, extreme price volatility, currency risks, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future

38 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the SOFR published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

Pioneer Core Equity Fund | Semiannual Report | 6/30/22 39

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $5 billion and 0.45% of the Fund’s average daily net assets over $5 billion. For the six months ended June 30, 2022, the effective management fee was equivalent to 0.50% (annualized) of the Fund’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $145,368 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2022.

40 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended June 30, 2022, the Fund paid $53,532 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At June 30, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $2,202.

4. Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended June 30, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$110,020
Class C	(3,786)
Class K	—
Class R	160
Class Y	747
Total	$107,141

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R

Pioneer Core Equity Fund | Semiannual Report | 6/30/22 41

shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $34,758 in distribution fees payable to the Distributor at June 30, 2022.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended June 30, 2022, CDSCs in the amount of $918 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a credit facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2022, the Fund had no borrowings under the credit facility.

42 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements

Pioneer Core Equity Fund | Semiannual Report | 6/30/22 43

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

44 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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52 Pioneer Core Equity Fund | Semiannual Report | 6/30/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, RI 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 19408-16-0822

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

NA

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

NA

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

NA

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

NA

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

NA

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust XI

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date September 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date September 6, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer

Date September 6, 2022

* Print the name and title of each signing officer under his or her signature.